EXHIBIT 10.1

WAIVER

This Waiver (the “Waiver”), is entered into effective as of May 5, 2009, by and among, Ministry Partners Funding, LLC (the “Borrower”), Evangelical Christian Credit Union (the “Servicer”) and BMO Capital Markets Corp. (the “Agent”).  Reference is made to the Loan, Security and Servicing Agreement, dated as of October 30, 2007, as heretofore amended (the “Loan Agreement”), among the Borrower, the Servicer, the Agent, Fairway Finance Company, LLC, U.S. Bank National Association, and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services).

RECITALS

WHEREAS, subparagraph (p) of the definition of “Event of Default” in Exhibit I to the Loan Agreement provides that it shall be an Event of Default if a Hedge Deficit or Hedge Surplus in excess of 10% shall exist and not be cured within 5 Business Days (the “Hedging Requirement”);

WHEREAS, the Borrower has informed the Agent that it will not be able to comply with the Hedging Requirement during the period beginning on April 16, 2009 through and including May 31, 2009 (the “Hedge Waiver Period”);

WHEREAS, subparagraph (xxxv) of the definition of “Eligible Mortgage Loan” in Exhibit I to the Loan Agreement requires that no more than 18 months have passed since such Mortgage Loan was initially included within the pool of Eligible Mortgage Loans (the “Vintage Loan Requirement”);

WHEREAS, as of May 1, 2009, many of the Mortgage Loans in the Mortgage Loan Pool do not comply with the Vintage Loan Requirement;

WHEREAS, the Borrower has requested that Agent waive the requirement that all Eligible Mortgage Loans comply with the Vintage Loan Requirement during the period beginning on May 1, 2009 through and including May 31, 2009 (the “Vintage Waiver Period”);

WHEREAS, Agent has agreed to waive the Hedging Requirement during the Hedge Waiver Period and the Vintage Loan Requirement during the Vintage Waiver Period;

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Servicer and Agent covenant and agree as follows:

1.           Definitions.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

2.           Waiver.

(a)           The Agent hereby irrevocably waives any breach or violation of the Loan Agreement resulting solely from the Borrower’s failure to comply with the Hedging Requirement during the Hedge Waiver Period only.

(b)           The Agent hereby irrevocably waives any breach or violation of the Loan Agreement resulting solely from the Borrower’s failure to comply with the Vintage Loan Requirement during the Vintage Waiver Period only.  For the avoidance of doubt, upon the termination of the Vintage Waiver Period, the Borrower shall be required to cure any breach or violation of the Loan Agreement that occurs as a result of the failure of any Mortgage Loan included in the Mortgage Loan Pool to comply with the Vintage Loan Requirement.

3.           Governing Law.  This Waiver shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of law principles, other than Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

4.           Binding Effect.  This Waiver shall be binding upon and inure to the benefit of the Servicer, the Borrower and the Agent.

5.           Execution in Counterparts.  This Waiver may be executed by the parties hereto in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.  Delivery of any executed signature page to this Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

This Waiver is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any provision of any of the Transaction Documents, other than as specifically set forth in Section 2 above.  The Loan Agreement and each other Transaction Document is ratified and confirmed hereby in all respects by each of the parties hereto.

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IN WITNESS WHEREOF, the undersigned have each caused to be duly executed and delivered, as of the date first above written, this Waiver.

MINISTRY PARTNERS FUNDING, LLC, as Borrower
By:_________________________________
Name:
Title:
EVANGELICAL CHRISTIAN CREDIT UNION, as Servicer
By:_________________________________
Name:
Title:

BMO CAPITAL MARKETS CORP., as Agent

By:_________________________________
Name:
Title: